UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2025

ARTESIAN RESOURCES CORP
(Exact name of registrant as specified in its charter)

Delaware	000-18516	51-0002090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road
Newark, Delaware 19702
(Address of principal executive offices, including zip code)

(302) 453-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARTNA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 30, 2025, Artesian Resources Corporation (the “Company”) received a written notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is no longer in compliance with Nasdaq Marketplace Rule 5605(b)(1), which requires that a majority of the Company’s Board of Directors (the “Board”) be “independent directors” as defined in Nasdaq Marketplace Rule 5605(a)(2) (the “Majority Independent Board Requirement”) and Nasdaq Marketplace Rule 5605(c)(2), which requires the Company to have an audit committee composed of at least three “independent directors” as defined in Nasdaq Marketplace Rule 5605(a)(2) (the “Audit Committee Composition Requirement”).
The Notice resulted from a director resignation effective at the conclusion of the Company’s 2025 annual meeting of stockholders on May 6, 2025 that was disclosed by the Company in a Form 8-K filed with the Securities and Exchange Commission on February 7, 2025.
The Governance and Nominating Committee of the Board is conducting a search to identify and appoint a qualified independent director to fill the existing vacancy on the Board and the Audit Committee of the Board as expeditiously as possible. In the meantime, the Company is relying on the cure period set forth in Nasdaq Marketplace Rule 5605(b)(1), with respect to the Majority Independent Board Requirement and the cure period set forth in Nasdaq Marketplace Rule 5605(c)(4), with respect to the Audit Committee Composition Requirement, each of which gives the Company until the earlier of its next annual meeting of stockholders or May 6, 2026 (or, if the next annual meeting of stockholders is held before November 3, 2025, then not later than November 3, 2025) to satisfy each of these Nasdaq requirements.
There can be no assurance that the Company will be able to regain compliance within the specified cure period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

Date: June 5, 2025	By: /s/ David B. Spacht
David B. Spacht
Chief Financial Officer